                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                FORM NO.         ATTACHED       ATTACHED
-------------------------------------------------------------------------------   --------         --------     -----------
Schedule of Cash Receipts and Disbursements                                       MOR - 1A             x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)            MOR - 1B             x
Statement of Operations                                                           MOR - 2
Balance Sheet                                                                     MOR - 3
Status of Postpetition Taxes                                                      MOR - 4              x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                    x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                           x

Summary of Unpaid Postpetition Debts                                              MOR - 4              x
    Listing of aged accounts payable                                                                   x
Accounts Receivable Aging                                                         MOR - 5              x
Debtor Questionnaire                                                              MOR - 5              x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                    Authorized Signatory
------------------------------------         ----------------------------
Signature of Responsible Party               Title

Montgomery W. Cornell                        4/20/2004
------------------------------------         ----------------------------
Printed Name of Responsible Party            Date

PREPARER:

/s/ John P. Boyle                            Chief Accounting Officer
------------------------------------         ----------------------------
Signature of Preparer                        Title

John P. Boyle                                4/20/2004
------------------------------------         ----------------------------
Printed Name of Preparer                     Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 03/01/04 - 03/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                CURRENT MONTH               CUMULATIVE FILING TO DATE
                                                        -----------------------------       -------------------------
                                                         Debtor        Non-Debtor (k)                 Actuals
                                                        -------        --------------                 -------
CASH BEGINNING                                            2,626              293                        7,565

RECEIPTS
Owned Domestic Lease Payments                             1,966                -                       23,177
Securitization Collections / (Transfers) (a)                  -              317                      240,339
Repayment From / (To) Trusts                                  -                -                           89
Owned International Lease Payments (b)                    1,771                -                        9,467
International Bank Transfers In (l)                         244                -                        3,239
Receipts on Behalf of Affiliates                            850                -                        4,464
DIP Advances                                              7,150                -                       26,657
Other Receipts (c)                                          970                -                       44,522
-------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                           12,951              317                      351,954
-------------------------------------------------------------------------------------------------------------

DISBURSEMENTS

Payroll (d)(e)                                             (630)               -                       (5,763)
Benefits (d)(e)                                             (80)               -                         (695)
Building Costs (f)                                         (133)               -                       (1,203)
Equipment Costs                                            (130)               -                       (1,214)
Auto, Travel & Entertainment                                (11)               -                         (164)
Outside Services (g)                                       (141)               -                         (466)
Sales & Use Taxes                                            (1)               -                       (1,306)
Debt Repayment to Banks (b)(h)                           (1,651)               -                       (7,093)
International Bank Transfers Out (l)                       (240)               -                       (4,288)
Servicer Disbursements (a)                                    -             (314)                    (244,073)
Payments on Behalf of Affiliates (i)                       (711)             (17)                      (4,530)
Other Expense (j)                                          (297)            (121)                      (2,206)

DIP Repayments                                           (3,959)               -                      (51,257)
DIP Operating Reserve (o)                                     -                -                      (14,395)
DIP Fees                                                   (471)               -                       (2,388)
Professional Fees (p)                                    (5,392)               -                      (16,456)
U.S. Trustee Quarterly Fees                                   -                -                         (134)
-------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                     (13,847)            (452)                    (357,631)
-------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                              (896)            (135)                      (5,677)
-------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                         1,730              158                        1,888
-------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                   (13,847)
   Transfers to Debtor in Possession Accounts                                                               -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                 -
   Payments on Behalf of Affiliates (i)                                                                   711
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                       (13,136)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 03/01/04 - 03/31/04

BANK RECONCILIATIONS
(in thousands)

                                                         DEBTOR ACCOUNTS                   NON-DEBTOR ACCOUNTS      CURRENT MONTH
                                               ------------------------------------   ----------------------------  -------------
                                               Debtor Operating   International (m)   Restricted (k)   Lockbox (a)     Actuals
                                               ----------------   -----------------   --------------   -----------     -------
CASH BEGINNING OF MONTH                              1,576             1,050                (55)           348          2,919

RECEIPTS
Owned Domestic Lease Payments                        1,966                 -                  -              -          1,966
Securitization Collections / (Transfers) (a)             -                 -                317              -            317
Repayment From / (To) Trusts                             -                 -                  -              -              -
Owned International Lease Payments (b)                   -             1,771                  -              -          1,771
International Bank Transfers In (l)                      -               244                  -              -            244
Receipts on Behalf of Affiliates                       850                 -                  -              -            850
DIP Advances                                         7,150                 -                  -              -          7,150
Other Receipts (c)                                     970                 -                  -              -            970
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                      10,936             2,015                317              -         13,268
-----------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)                                        (630)                -                  -              -           (630)
Benefits (d)(e)                                        (46)              (34)                 -              -            (80)
Building Costs (f)                                    (132)               (1)                 -              -           (133)
Equipment Costs                                       (130)                -                  -              -           (130)
Auto, Travel & Entertainment                            (6)               (5)                 -              -            (11)
Outside Services (g)                                  (114)              (27)                 -              -           (141)
Sales & Use Taxes                                       (1)                -                  -              -             (1)
Debt Repayment to Banks (b)(h)                           -            (1,651)                 -              -         (1,651)
International Bank Transfers Out (l)                     -              (240)                 -              -           (240)
Servicer Disbursements (a)                               -                 -               (314)             -           (314)
Payments on Behalf of Affiliates (i)                  (711)                -                (17)             -           (728)
Other Expense (j)                                     (207)              (90)                 -           (121)          (418)

DIP Repayments                                      (3,959)                -                  -              -         (3,959)
DIP Operating Reserve (o)                                -                 -                  -              -              -
DIP Fees                                              (471)                -                  -              -           (471)
Professional Fees (p)                               (5,392)                -                  -              -         (5,392)
U.S. Trustee Quarterly Fees                              -                 -                  -              -              -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                (11,799)           (2,048)              (331)          (121)       (14,299)
-----------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                         (863)              (33)               (14)          (121)        (1,031)
-----------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                      713             1,017                (69)           227          1,888
-----------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                           955             1,017                  -            170          2,142
   Deposits in Transit                                   -                 -                  -              -              -
   Outstanding Checks                                 (311)                -                  -              -           (311)
   Non-Debtor Funds in Debtor Accounts (k)              69                 -                (69)             -              -
   Other (n)                                             -                 -                  -             57             57
ADJUSTED BANK BALANCE                                  713             1,017                (69)           227          1,888

See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 03/01/04 - 03/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

     (a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services. As a result, amounts shown for lockbox activity in March 2004 represents only miscellaneous fees and returned NSF checks and are included in the disbursements for the restricted accounts shown under the "Non-Debtor Accounts" column.

     (b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In March, $1,771 of customer payments was received in the Debtors bank accounts (see footnote h).

     (c) The $970 of other receipts consists mainly of $500 for the first of twelve monthly installments for payment of Servicer Rights arising from the transfer of servicing to US Bancorp (effective February 3, 2004), $529 for accrued interest on securitized DVI owned Series E notes, $112 in customer late charges, $67 miscellaneous, offset by adjustments for prior period trust receipts of ($238).

     (d) The number of employees at the end of the period as compared to pre-petition:

July                  231
March                  28

     (e) The Debtor's domestic benefit-to-payroll relationship is 11.8% for DFS. Benefit costs are reduced for collection of COBRA payments and payroll was adjusted for KERP payments during the period.

     (f) Building costs of $133 consist of the following: Jamison office - $122, Property taxes and repairs for repossessed equipment - $43, International - $1 and other miscellaneous utilities, storage, etc - $4. Allocation to DVI Business Credit Corporation (BC), case #03-12658
         - ($37).

     (g) Outside services costs of $141 are comprised of the following: US bank servicing fees - $76, workout/collections consultants and counsel expenditures - $39, payroll processing costs - $3, International - $27. Allocation to BC - ($4).

     (h) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks. Principal payments totaling $1,651 were made during March.

     (i) The $728 paid by DFS on behalf of affiliates consists of the allocation of Jamison-based costs to BC totaling $152, and the direct payment of BC invoices for $559. Furthermore, DFS paid out $85 on behalf of MSF (a non-Debtor entity) during the period and received $68 from MSF for February paid expenses (net $17 in expenses).

     (j) Other expenses of $418 are comprised of the following: SEC document filing services - $59, insurance - $54, electronic data processing - $42, lease rejection costs - $31, staffing and clerical - $23, bank charges - $8, International - $90 largely due to consulting and benefits and other miscellaneous of $5. Allocation to BC - ($15). Non-debtor costs of $121 were for miscellaneous fees and returned NSF checks (see footnote a).

     (k) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in the current and future periods.

     (l) Transfers of $244 were received in the international branch accounts during March. These transfers are primarily for cash management within DFS and also for transfers from foreign subsidiaries.

         Transfers of $240 were paid out of the international branch accounts during March. These transfers are primarily for cash management within DFS and also for transfers to foreign subsidiaries.

     (m) Accounts for international branches of DFS (see footnote b).

     (n) Primarily returned wires and checks.

     (o) Estimated by DFS per DIP loan agreement approved by the Court on December 1, 2003.

     (p) Unpaid non-ordinary course professional fees outstanding as of the end of March 2004 are estimated at $8,502. This payable balance is due to a deferral of payment of fees until a budget was finalized in April 2004. The fees consist of both Court required holdback amounts and unpaid invoices.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                        Beginning          Amount                               Ending
                                           Tax           Withheld or           Amount            Tax
                                        Liability          Accrued              Paid           Liability
                                        ---------        -----------           ------          ---------
FEDERAL
Withholding                                   -               134               (134)                -
FICA-Employee                                 -                49                (49)                -
FICA-Employer (b)                            11                47                (49)                9
Unemployment                                  -                 -                  -                 -
Income (c)(d)                            50,023            (3,936)              (578)           45,509
Other                                         -                 -                  -                 -
                                         ------            ------               ----            ------
    Total Federal Taxes                  50,034            (3,706)              (810)           45,518
                                         ======            ======               ====            ======
STATE AND LOCAL
Withholding                                   -                26                (26)                -
Sales (b)(e)                              3,188                 -                  -             3,188
Excise                                        -                 -                  -                 -
Unemployment                                  -                 1                 (1)                -
Real Property (e)                             -                 -                  -                 -
Personal Property (e)                         -                 -                  -                 -
Florida Doc Stamp                             -                 -                  -                 -
Franchise                                     -                 -                  -                 -
Other: Local Income Tax Withholding           -                 5                 (5)                -
    Total State and Local                 3,188                32                (32)            3,188
                                         ------            ------               ----            ------
TOTAL TAXES                              53,222            (3,674)              (842)           48,706
                                         ======            ======               ====            ======

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING (f)            AMOUNT
--------------------------            ------
0 - 30 days                             342
31 - 60 days                              -
61 - 90 days                              -
91+ days                                  -
TOTAL ACCOUNTS PAYABLE                  342

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 03/01/04 - 03/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

     (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

     (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

     (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

     (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

     (e) US Bancorp, as part of the transfer of servicing, has administrative responsibility after January 2004 for sales taxes and property taxes.

     (f) Includes only postpetition trade payables. See foonote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 03/01/04 - 03/31/04

                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)(b)(c)                                     AMOUNT
-----------------------------------                                     ------
Debtor-owned contract receivables                                       186,494

                              DEBTOR QUESTIONNAIRE

          MUST BE COMPLETED EACH MONTH                      YES           NO
          ----------------------------                      ---           --
1. Have any assets been sold or transferred
   outside the normal course of business this
   reporting period?
   If yes, provide an explanation below. (SEE
   ATTACHED APPENDICES)                                      X

2. Have any funds been disbursed from any account
   other than a debtor in possession account this
   reporting period?
   If yes, provide an explanation below.                                  X

3. Have all postpetition tax returns been timely
   filed?
   If no, provide an explanation below.                      X

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?
   If no, provide an explanation below.                      X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 03/01/04 - 03/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)

     (a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

     (b) Consists of the following Debtor-owned contract receivables categories:

Serviced by USBPS                               $111,016
Serviced by DFS and other parties                 32,500
International owned contract receivables          42,978
                                                --------
Total                                           $186,494

     (c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period: 03/01/04 - 03/31/04

                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

  4/20/2004                                 /s/ John P. Boyle
--------------                              ------------------------------------
    Date                                    Signature of Responsible Party
                                            John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                           Reporting period: 03/01/04 - 03/31/04

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

Asset Description:    Accord Medical Management, Inc. (AMMI), a single facility
                      hospital operator out of San Antonio, TX, had accumulated approximately $17.9 million of indebtedness to the securitizations that were setup and sold to market by DVI
                      Financial Services Inc. (DFS) and DVI Business Credit
                      Corporation (DBC). By October 2003, AMMI had defaulted on its debt and was in severe financial distress. Subsequent efforts to restructure the debt resulted in an offer by Merit Health Systems (Merit) to acquire AMMI. As part of its acquisition of AMMI, Merit recapitalized AMMI at a total debt discount of 38%. This deal to restructure
                      AMMI's debt occurred in March 2004 which created unrealized impairment to the Debtors' interests in securitizations where AMMI debt was held.

Effective Date:       03/15/04

Compensation:         No value transferred to the Debtors' estate.